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                                                                    Exhibit 23.2



                            Independent Auditors' Consent



The Board of Directors
FSI International, Inc.:


We consent to the use of our reports incorporated herein by reference.


                                         /s/ KPMG Peat Marwick LLP



Minneapolis, Minnesota
January 10, 1997